UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Grants were made under the Microsemi Corporation 1987 Stock Plan on September 26, 2005.

The grantees were employees of Microsemi Corporation or a subsidiary, and they included our chief executive officer and each of the other executive officers, as follows:

Name	Job Title	Options
James Peterson	President/CEO	500,000
Ralph Brandi	Executive VP & COO	250,000
David Sonksen	Executive VP & CFO	220,000
John Holtrust	Senior VP Human Resources	110,000
James Gentile	Senior VP Worldwide Sales	70,000
Steven Litchfield	VP Business Development	170,000
John Petersen	VP Quality	30,000

The Administrator of the 1987 Stock Plan can from time to time adopt a new form of option agreement consistent with the 1987 Stock Plan. On September 26, 2005, the Administrator adopted the form of Employee Stock Option Agreement attached hereto and filed herewith as Exhibit 10.99; these forms are for the grants to employees beginning on September 26, 2005 and thereafter, until some other form is adopted by the Administrator, in its discretion.

The new form of Employee Stock Option Agreement provides grantees with immediately vested and exercisable options to purchase common stock that, during a five-year period of time commencing on the option grant date, shall be subject to limited resale restrictions.

In the event of a change of control, the Administrator may accelerate the lapse of such limited resale restrictions. The purpose of the change of control provisions is to assure that employees will have an incentive to remain in the employment of Microsemi despite uncertainties and risks that might accompany a potential future change in control.

The change of control acceleration provision, however, states that, in the discretion of the Administrator, accelerated lapsing of restrictions would not occur in the event of a change of control if the shares subject to limited restrictions are to be assumed by the acquiring party and certain post-acquisition protections of the grantee against actual or constructive termination are put into place, as more fully described in the form of Employee Stock Option Agreement in Exhibit 10.99.

The form of agreement mentioned above is filed as an exhibit to this Report pursuant to Rule 601 of Regulation S-K. The descriptions in this Report are qualified in their entirety by this reference to the exhibit.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.99	Form of Employee Stock Option Agreement from and after September 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)
Date: September 27, 2005
/s/ DAVID R. SONKSEN

(Signature)
David R. Sonksen,
Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary
(Name and Title)

EXHIBIT INDEX

Exhibit No.	Description
10.99	Form of Employee Stock Option Agreement from and after September 26, 2005